SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2008

SERVICE 1ST BANCORP

(Exact name of registrant as specified in its charter)

CALIFORNIA	000-50323	32-0061893

(State or other jurisdiction	(File Number)	(I.R.S. Employer
of incorporation)		identification number)

60 West 10th Street, Tracy, California 95376

(Address of principal executive offices and zip code)

(209) 956-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Service 1st Bancorp, parent holding company for Service 1st Bank and Charter Services Group, Inc., announced second quarter 2008 financial results. The Company ended June 30, 2008 with total consolidated assets of $237,346,195, total deposits of $208,718,766, total net loans of $126,019,587 and total consolidated net income of $517,695.

The foregoing summary results are qualified by reference to the press release attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

a.	Financial Statements

None.

b.	Pro Forma Financial Information

None.

c.	Exhibits

(99.1) Press Release dated August 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 14, 2008

Service 1st Bancorp

By:	/s/ Robert E. Bloch

Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Sequential Page Number

99.1	Press Release dated August 14, 2008	5-6